UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08765

Managed High Yield Plus Fund Inc.
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2011

Item 1.  Reports to Stockholders.

Closed-end funds

Managed High Yield Plus Fund Inc.

Semiannual Report
November 30, 2011

Managed High Yield Plus Fund Inc.

January 12, 2012

Dear shareholder,

This report provides an overview of the performance of Managed High Yield Plus Fund Inc. (the "Fund") for the six months ended November 30, 2011.

Performance

Over the six-month period, the Fund declined 6.78% on a net asset value basis, and declined 11.48% on a market price basis. Over the same period, the median returns for the Fund's peer group, the Lipper High Current Yield Funds (Leveraged) category were negative 5.85% and 4.62% on a net asset value and market price basis, respectively. The Fund's benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), declined 3.76% over the same period. (For more performance information, please refer to "Performance at a glance" on page 8.)

The Fund generally traded at a premium to its net asset value ("NAV") per share during the reporting period.1 On the last trading day of the preceding reporting period, May 31, 2011, the Fund traded at a premium of 14.2%; at the close of the current semi-annual period, November 30, 2011, the Fund traded at a premium

Managed High Yield Plus Fund Inc.

Investment goals:

Primarily, high income; secondarily, capital appreciation

Portfolio Manager:

Craig Ellinger and
Matthew Iannucci
UBS Global Asset Management (Americas) Inc.

Commencement:

June 26, 1998

NYSE symbol:

HYF

Dividend payments:

Monthly

1 A fund trades at a premium when the market price at which its shares trade is greater than its NAV per share. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund's securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Managed High Yield Plus Fund Inc.

of 8.5%. As of these same dates, the Lipper peer group medians reported a discount of 0.5% and a premium of 0.5%, respectively.

The Fund, like the other funds in its peer group, used leverage during the reporting period, while the Index did not. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund's peer group. We believe that the level of leverage utilized was consistent with the Fund's primary investment goal of seeking high income, over a period of time during which high yield bonds, in our opinion, were fairly valued. The use of leverage detracted from the Fund's performance during the reporting period as the high yield market generated weak results.

An interview with Portfolio Managers Craig Ellinger and Matthew Iannucci

Q.  How would you describe the global economic environment during the reporting period?

A.  While the overall US economy continued to expand during the reporting period, elevated unemployment and a weak housing market held back a more robust expansion. Looking back, gross domestic product ("GDP") growth in the US was 2.3% during the fourth quarter of 2010. The economic expansion then moderated during the first half of 2011, as GDP growth was a tepid 0.4% and 1.3% during the first and second quarters of 2011, respectively. The Commerce Department then reported that third quarter GDP growth rose to 1.8%. The US economy has now expanded for nine consecutive quarters.

  Despite the economy's ongoing growth, the Federal Reserve Board (the "Fed") remained concerned about continued high unemployment. At its meeting in August 2011, the Fed said "economic growth so far this year has been considerably slower than the Committee had expected." The Fed also declared that it would keep the federal funds rate on hold until mid-2013. In September, the Fed announced its plan to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed "Operation Twist," the Fed noted

Managed High Yield Plus Fund Inc.

that its intention with this program was to "put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative."

Q.  How did the high yield market perform during the reporting period?

A.  The high yield market generated poor results during the reporting period. While the Index posted a modest gain in July and rallied sharply in October, this was more than offset by weakness during the other four months covered by this report. A number of factors negatively impacted investor sentiment at times during the reporting period, resulting in periodic flights to quality. These included fears of a double-dip recession, the downgrade of US Treasury securities and the ongoing European sovereign debt crisis.

  The high yield market's decline was broad-based, as all 16 of the sectors within the Index generated negative returns during the six months ended November 30, 2011. The weakest- performing sectors were insurance, banks and real estate. Conversely, autos, consumer cyclicals and energy outperformed the Index. From a credit quality perspective, relatively higher quality BB-rated bonds generated the best results, as this portion of the Index declined 1.88% during the reporting period. In contrast, lower rated B- and CCC-rated securities declined 3.36% and 10.17%, respectively.

Q.  How did you position the Fund's portfolio during the reporting period, and how did this affect its performance?

A.  When the period began, the overall portfolio was positioned more aggressively relative to the Index from a credit quality and industry perspective. For example, we had overweights to B-rated credits, as well as CCC- and below-rated credits. Conversely, we were underweight BB-rated credits. From an industry standpoint, we favored higher beta (higher risk) areas of the market and had underweights to more defensive sectors. We felt this was warranted given our expectation for continued, albeit modest, economic growth, strong fundamentals in the high yield market and typically robust investor demand.

Managed High Yield Plus Fund Inc.

  However, as the reporting period progressed, investor sentiment deteriorated given the softening economy, gridlock in Washington DC and concerns of contagion from the European sovereign debt crisis. Against this backdrop, we moved to reduce the Fund's risk exposure by raising the portfolio's overall credit quality and by adjusting its industry allocations. However, this was not enough to offset the overall weakness in the high yield market during the reporting period.

Q.  Were there any particular strategies that didn't work well for the Fund?

A.  Despite moving up the ratings quality spectrum during the period, overall the Fund had a lower quality bias than the Index. This was not rewarded as higher-rated securities outperformed their lower-rated counterparts.

  Overall, both sector allocation and issue selection were negative for results. The Fund's security selection and overweight to financials, particularly insurance, was one of the primary detractors as financials were the weakest performers in the Index. Within the industrials sector, the Fund's holdings and overweights to gaming and transportation were the largest drags on results, as was security selection and an underweight to wireless telecommunications. Elsewhere, our holdings and underweights in the metals/mining and media broadcast sectors were drags on results.

Q. What were some strategies that generated good results during the reporting period?

A.  While the Fund lagged its benchmark during the reporting period, there were several pockets of strength. For example, positioning within industrials, such as our forestry/paper, telecommunications, support services and chemicals holdings, contributed positively to relative results. Elsewhere, issue selection within financials was a positive contributor to performance.

Managed High Yield Plus Fund Inc.

Q.  Where there any significant adjustments made to the Fund's portfolio positioning during the reporting period?

A.  As discussed, we took several steps to reduce the Fund's risk exposure. During the period, we significantly pared down our underweight to BB-rated credits. Furthermore, we moved closer to a neutral weighting to CCC- and below-rated credits, and modestly increased the Fund's overweight to B-rated credits.

Q.  What derivative instruments had the greatest impact on performance during the reporting period?

A.  The Fund utilized currency forwards to manage its currency exposures (primarily to hedge its non-US dollar-denominated bond exposure). From a performance perspective, our use of these instruments to reduce currency exposure was rewarded. (Currency forwards are agreements based on the exchange rates between currencies at a future date.)

Q. What is your outlook for the economy and the high yield market?

A.  Recent economic data supports our central scenario for positive economic growth in the US. That being said, weak housing and high unemployment are expected to constrain consumption and growth prospects. Looking ahead, we feel that a number of macro uncertainties, including global growth prospects and the ongoing European sovereign debt crisis, will continue to dominate investor sentiment and trigger periods of heightened volatility.

  Turning to the high yield market, credit fundamentals remain broadly healthy, with corporate balance sheets in good shape and earnings often exceeding expectations. In addition, companies have been able to manage their liquidity profiles and refinance their debt at attractive rates. We also feel that current high yield spreads—the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration—are attractive and provide a sufficient cushion should defaults rise from their current low level.

Managed High Yield Plus Fund Inc.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E Carver President Managed High Yield Plus Fund Inc. Managing Director UBS Global Asset Management (Americas) Inc.	Craig Ellinger Portfolio Manager Managed High Yield Plus Fund Inc. Managing Director UBS Global Asset Management (Americas) Inc.

Matthew Iannucci

Portfolio Manager

Managed High Yield Plus Fund Inc.

Executive Director

UBS Global Asset Management

(Americas) Inc.

Managed High Yield Plus Fund Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended November 30, 2011. The views and opinions in the letter were current as of January 12, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/11

Net asset value returns	6 months	1 year	5 years	10 years
Managed High Yield Plus Fund Inc.	(6.78)%	1.94%	(5.27)%	2.20%
Lipper High Current Yield Funds (Leveraged) median	(5.85)	3.77	5.12	8.77
Market price returns
Managed High Yield Plus Fund Inc.	(11.48)%	7.03%	(4.16)%	1.97%
Lipper High Current Yield Funds (Leveraged) median	(4.62)	9.04	7.36	7.85
Index returns
BofA Merrill Lynch US High Yield Cash Pay Constrained Index[1]	(3.76)%	3.69%	7.14%	8.31%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. The Fund's net asset value ("NAV") returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund's market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

1 The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1

Characteristics	11/30/11	05/31/11	11/30/10
Net assets (mm)	$123.8	$139.5	$134.1
Weighted average maturity	7.6 yrs	7.5 yrs	7.3 yrs
Leverage[2]	25.6%	23.3%	23.2%
Portfolio composition[3]	11/30/11	05/31/11	11/30/10
Corporate bonds	96.8%	98.4%	98.0%
Commercial mortgage-backed securities	0.5	0.3	—
Stocks and other equity securities	0.0[4]	0.0[4]	0.0[4]
Warrants	0.0	0.0	0.0
Cash equivalents	2.7	1.3	2.0
Total	100.0%	100.0%	100.0%
Credit quality[3]	11/30/11	05/31/11	11/30/10
BB & higher	40.7%	32.6%	30.0%
B	42.6	44.5	51.9
CCC & lower	12.8	19.3	14.4
Not rated	1.2	2.3	1.7
Equity	0.0[4]	0.0[4]	0.0[4]
Cash equivalents	2.7	1.3	2.0
Total	100.0%	100.0%	100.0%

1 The Fund's portfolio is actively managed and its composition will vary over time.

2 As a percentage of adjusted total assets. Adjusted total assets equals total assets minus total liabilities, excluding liabilities for borrowed money.

3 Weightings represent percentages of total investments as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor's Ratings Group, an independent ratings agency.

4 Weighting represents less than 0.05% of total investments as of the date indicated.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1 (concluded)

Top 5 bond holdings[2]	11/30/11		5/31/11		11/30/10
CIT Group, Inc., 7.000%, due 05/01/17	1.7%	CIT Group, Inc., 7.000%, due 05/01/17	2.3%	Frontier Communications, 9.000%, due 08/15/31	2.1%
SquareTwo Financial Corp., 11.625%, due 04/01/17	1.6	Pokagon Gaming Authority, 10.375%, due 06/15/14	1.7	Pokagon Gaming Authority, 10.375%, due 06/15/14	1.8
Ryerson, Inc., 12.000%, due 11/01/15	1.3	SquareTwo Financial Corp., 11.625%, due 04/01/17	1.5	SquareTwo Financial Corp., 11.625%, due 04/01/17	1.5
FireKeepers Development Authority, 13.875%, due 05/01/15	1.3	GMAC Capital Trust I, 8.125%, due 02/15/40	1.5	Exopack Holding Corp., 11.250%, due 02/01/14	1.5
NRG Energy, Inc., 8.500%, due 06/15/19	1.2	Ryerson, Inc., 12.000%, due 11/01/15	1.3	Sunstate Equipment Co., 10.500%, due 04/01/13	1.3
Total	7.1%		8.3%		8.2%
Top five industries[2]	11/30/11		5/31/11		11/30/10
Energy-exploration & production	6.3%	Gaming	9.9%	Gaming	8.8%
Gaming	6.0	Consumer/ commercial/ lease financing	5.1	Telecom-integrated/ services	6.1
Consumer/ commercial/ lease financing	4.9	Banking	4.6	Energy-exploration & production	4.5
Telecom-integrated/ services	4.9	Energy-exploration & production	4.5	Building materials	4.4
Electric-generation	4.1	Telecom-integrated/ services	4.4	Telecom-wireless	4.0
Total	26.2%		28.5%		27.8%

1 The Fund's portfolio is actively managed and its composition will vary over time.

2 Weightings represent percentages of total investments as of the dates indicated.

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—126.13%
Aerospace/defense—0.29%
BE Aerospace, Inc. 6.875%, due 10/01/20[2]	275,000	$294,250
DynCorp International, Inc. 10.375%, due 07/01/17[2]	70,000	60,900
		355,150
Airlines—0.59%
Delta Air Lines, Inc. 12.250%, due 03/15/15[2,3,4]	250,000	265,000
United Air Lines, Inc. 9.875%, due 08/01/13[2,3]	450,000	460,125
		725,125
Auto loans—3.17%
Ford Motor Credit Co. LLC 5.750%, due 02/01/21[2]	725,000	739,408
6.625%, due 08/15/17[2]	400,000	429,087
8.125%, due 01/15/20[2]	250,000	291,210
8.700%, due 10/01/14[2]	500,000	546,588
12.000%, due 05/15/15[2]	1,575,000	1,916,791
		3,923,084
Auto parts & equipment—0.95%
Meritor, Inc. 10.625%, due 03/15/18[2]	275,000	260,219
The Goodyear Tire & Rubber Co. 10.500%, due 05/15/16[2]	835,000	916,412
		1,176,631
Automakers—1.49%
Chrysler Group LLC/CG Co-Issuer, Inc. 8.000%, due 06/15/19[2,3]	890,000	752,050
Ford Motor Co. 7.450%, due 07/16/31[2]	750,000	879,375
Navistar International Corp. 8.250%, due 11/01/21[2]	203,000	211,627
		1,843,052

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Banking—1.80%
Ally Financial, Inc. 6.750%, due 12/01/14[2]	500,000	$490,000
8.300%, due 02/12/15[2]	1,225,000	1,240,312
BankAmerica Capital II 8.000%, due 12/15/26[2]	235,000	218,550
HBOS Capital Funding LP 6.071%, due 06/30/14[3,5,6]	465,000	283,650
		2,232,512
Brokerage—0.46%
E*Trade Financial Corp. 12.500%, due 11/30/17[7]	500,000	565,000
Building & construction—0.44%
Standard Pacific Corp. 10.750%, due 09/15/16[2]	375,000	382,500
Toll Brothers Finance Corp. 8.910%, due 10/15/17[2]	140,000	160,729
		543,229
Building materials—0.92%
Cemex Finance LLC 9.500%, due 12/14/16[2,3]	700,000	561,750
Roofing Supply Group LLC/Roofing Supply Finance, Inc. 8.625%, due 12/01/17[2,3]	500,000	493,750
USG Corp. 8.375%, due 10/15/18[2,3]	100,000	88,250
		1,143,750
Chemicals—5.14%
Celanese US Holdings LLC 5.875%, due 06/15/21[2]	325,000	330,688
6.625%, due 10/15/18[2]	280,000	292,600
CF Industries, Inc. 6.875%, due 05/01/18[2]	200,000	229,750
7.125%, due 05/01/20[2]	1,460,000	1,719,150
Georgia Gulf Corp. 9.000%, due 01/15/17[2,3]	385,000	398,475

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Chemicals—(concluded)
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 02/01/18[2]	300,000	$270,750
Ineos Group Holdings PLC 8.500%, due 02/15/16[2,3]	400,000	312,000
Kinove German Bondco GmbH 9.625%, due 06/15/18[2,3]	650,000	588,250
Lyondell Chemical Co. 11.000%, due 05/01/18[2]	499,099	537,779
LyondellBasell Industries NV 6.000%, due 11/15/21[2,3]	225,000	229,500
Nova Chemicals Corp. 8.625%, due 11/01/19[2]	1,335,000	1,455,150
		6,364,092
Computer hardware—0.87%
Seagate HDD Cayman 7.750%, due 12/15/18[3]	1,050,000	1,081,500
Consumer products—0.17%
Libbey Glass, Inc. 10.000%, due 02/15/15[2]	203,000	216,195
Consumer/commercial/lease financing—6.44%
CIT Group, Inc. 7.000%, due 05/01/15[2]	700,000	700,000
7.000%, due 05/01/17[2]	2,825,000	2,796,750
ILFC E-Capital Trust I 4.770%, due 12/21/65[2,3,6]	285,000	170,912
International Lease Finance Corp. 7.125%, due 09/01/18[2,3]	800,000	816,000
8.625%, due 09/15/15[2,4]	990,000	987,525
SquareTwo Financial Corp. 11.625%, due 04/01/17[2]	2,625,000	2,493,750
		7,964,937
Department stores—0.41%
JC Penney Corp., Inc. 7.125%, due 11/15/23[2]	500,000	502,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Diversified capital goods—1.48%
Belden, Inc. 9.250%, due 06/15/19[2]	1,000,000	$1,050,000
RBS Global, Inc./Rexnord LLC 8.500%, due 05/01/18[2]	265,000	271,625
SPX Corp. 7.625%, due 12/15/14[2]	475,000	512,406
		1,834,031
Electric-generation—5.31%
Calpine Construction Finance Co. LLP/CCFC Finance Corp. 8.000%, due 06/01/16[2,3]	500,000	531,250
Calpine Corp. 7.500%, due 02/15/21[2,3]	700,000	714,000
7.875%, due 07/31/20[2,3]	1,175,000	1,219,062
DPL, Inc. 7.250%, due 10/15/21[2,3]	510,000	536,775
GenOn Energy, Inc. 9.500%, due 10/15/18[2]	250,000	252,500
9.875%, due 10/15/20[2]	750,000	744,375
Mirant Americas Generation LLC 9.125%, due 05/01/31[2]	360,000	320,400
NRG Energy, Inc. 8.500%, due 06/15/19[2]	2,000,000	1,990,000
Texas Competitive Electric Holdings Co. LLC, Series A 10.250%, due 11/01/15[2,4]	710,000	262,700
		6,571,062
Electric-integrated—1.26%
AES Corp. 8.000%, due 10/15/17[2]	500,000	537,500
8.000%, due 06/01/20[2]	950,000	1,027,188
		1,564,688
Electronics—1.79%
Freescale Semiconductor, Inc. 9.250%, due 04/15/18[2,3]	375,000	390,937
10.125%, due 03/15/18[2,3]	221,000	234,260

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Electronics—(concluded)
Jabil Circuit, Inc. 8.250%, due 03/15/18[2]	280,000	$317,800
KEMET Corp. 10.500%, due 05/01/18[2]	175,000	184,188
NXP BV/NXP Funding LLC 9.750%, due 08/01/18[2,3]	300,000	326,250
Sanmina-SCI Corp. 7.000%, due 05/15/19[2,3]	575,000	534,750
8.125%, due 03/01/16[2]	222,000	228,105
		2,216,290
Energy-exploration & production—8.20%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625%, due 10/15/18[2]	500,000	478,750
ATP Oil & Gas Corp. 11.875%, due 05/01/15[2]	250,000	165,000
Berry Petroleum Co. 6.750%, due 11/01/20[2]	315,000	313,425
Chesapeake Energy Corp. 6.625%, due 08/15/20[2]	275,000	284,625
9.500%, due 02/15/15[2]	975,000	1,096,875
Comstock Resources, Inc. 8.375%, due 10/15/17[2]	55,000	53,900
Connacher Oil and Gas Ltd. 8.500%, due 08/01/19[2,3]	415,000	319,550
Denbury Resources, Inc. 8.250%, due 02/15/20[2]	224,000	243,320
9.750%, due 03/01/16[2]	500,000	551,250
Encore Acquisition Co. 9.500%, due 05/01/16[2]	200,000	220,500
Forest Oil Corp. 7.250%, due 06/15/19[2]	865,000	856,350
Hilcorp Energy I LP/Hilcorp Finance Co. 7.625%, due 04/15/21[2,3]	75,000	77,250
8.000%, due 02/15/20[2,3]	300,000	315,750

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Energy-exploration & production—(concluded)
Linn Energy LLC/Linn Energy Finance Corp. 6.500%, due 05/15/19[2,3]	125,000	$118,750
7.750%, due 02/01/21[2]	340,000	340,000
8.625%, due 04/15/20[2]	225,000	235,125
OGX Petroleo e Gas Participacoes SA 8.500%, due 06/01/18[2,3]	1,650,000	1,567,500
Quicksilver Resources, Inc. 7.125%, due 04/01/16[2]	250,000	242,500
9.125%, due 08/15/19[2]	200,000	209,750
11.750%, due 01/01/16[2]	750,000	843,750
Range Resources Corp. 5.750%, due 06/01/21[2]	200,000	213,500
7.250%, due 05/01/18[2]	255,000	272,850
SandRidge Energy, Inc. 7.500%, due 03/15/21[2]	200,000	183,000
8.750%, due 01/15/20[2]	300,000	294,000
Swift Energy Co. 7.875%, due 03/01/22[2,3]	300,000	294,000
Whiting Petroleum Corp. 6.500%, due 10/01/18[2]	350,000	362,250
		10,153,520
Environmental—0.20%
Casella Waste Systems, Inc. 11.000%, due 07/15/14[2]	225,000	243,000
Food & drug retailers—1.47%
Ingles Markets, Inc. 8.875%, due 05/15/17[2]	400,000	424,000
Rite Aid Corp. 8.625%, due 03/01/15[2]	385,000	358,050
10.375%, due 07/15/16[2]	580,000	616,250
SUPERVALU, Inc. 8.000%, due 05/01/16[2]	425,000	426,062
		1,824,362

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Food-wholesale—2.28%
Michael Foods, Inc. 9.750%, due 07/15/18[2]	450,000	$463,500
Pinnacle Foods Finance LLC 10.625%, due 04/01/17[2]	500,000	517,500
Smithfield Foods, Inc. 10.000%, due 07/15/14[2]	161,000	184,345
Tyson Foods, Inc. 10.500%, due 03/01/14[2]	500,000	576,250
US Foodservice 8.500%, due 06/30/19[2,3]	300,000	285,000
Viskase Cos., Inc. 9.875%, due 01/15/18[2,3]	800,000	798,000
		2,824,595
Forestry/paper—3.11%
Boise Cascade LLC 7.125%, due 10/15/14[2]	500,000	485,000
Boise Paper Holdings LLC 9.000%, due 11/01/17[2]	95,000	102,125
Clearwater Paper Corp. 7.125%, due 11/01/18[2]	195,000	201,825
Domtar Corp. 10.750%, due 06/01/17[2]	225,000	282,937
Georgia-Pacific LLC 8.250%, due 05/01/16[2,3]	610,000	670,428
8.875%, due 05/15/31[2]	825,000	1,113,468
Mercer International, Inc. 9.500%, due 12/01/17[2]	300,000	301,500
PE Paper Escrow GmbH 12.000%, due 08/01/14[2,3]	500,000	532,500
Verso Paper Holdings LLC 11.375%, due 08/01/16[2]	275,000	165,000
		3,854,783

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Gaming—7.80%
Boyd Gaming Corp. 9.125%, due 12/01/18[2]	1,100,000	$1,006,500
Caesars Entertainment Operating Co., Inc. 5.625%, due 06/01/15[2]	820,000	475,600
10.000%, due 12/15/15[2]	430,000	357,975
10.000%, due 12/15/18	1,400,000	896,000
11.250%, due 06/01/17[2]	370,000	384,800
FireKeepers Development Authority 13.875%, due 05/01/15[2,3]	1,825,000	2,059,969
Jacobs Entertainment, Inc. 9.750%, due 06/15/14[2]	285,000	267,900
Marina District Finance Co., Inc. 9.500%, due 10/15/15[2]	925,000	841,750
MGM Resorts International 10.000%, due 11/01/16[2]	1,395,000	1,443,825
11.125%, due 11/15/17[2]	250,000	279,687
Shingle Springs Tribal Gaming Authority 9.375%, due 06/15/15[2,3]	985,000	546,675
Yonkers Racing Corp. 11.375%, due 07/15/16[2,3]	1,080,000	1,093,500
		9,654,181
Gas distribution—3.60%
Atlas Pipeline Partners LP 8.750%, due 06/15/18[2,3]	275,000	283,250
Crosstex Energy LP 8.875%, due 02/15/18[2]	450,000	479,250
El Paso Corp. MTN 7.750%, due 01/15/32[2]	1,235,000	1,417,162
Energy Transfer Partners LP 6.050%, due 06/01/41[2]	355,000	343,540
7.500%, due 07/01/38[2]	275,000	310,240
Inergy LP/Inergy Finance Corp. 7.000%, due 10/01/18[2]	500,000	490,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.750%, due 11/01/20[2]	200,000	205,750

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Gas distribution—(concluded)
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875%, due 03/15/18[2]	950,000	$926,250
		4,455,442
Health facilities—2.43%
Capella Healthcare, Inc. 9.250%, due 07/01/17[2]	90,000	88,987
CHS/Community Health Systems, Inc. 8.000%, due 11/15/19[2,3]	225,000	218,250
8.875%, due 07/15/15[2]	298,000	306,195
HCA, Inc. 6.250%, due 02/15/13[2]	275,000	279,125
7.500%, due 02/15/22[2]	620,000	610,700
8.500%, due 04/15/19[2]	500,000	540,000
Radiation Therapy Services, Inc. 9.875%, due 04/15/17[2]	200,000	150,000
Tenet Healthcare Corp. 6.875%, due 11/15/31[2]	450,000	352,125
8.000%, due 08/01/20[2]	150,000	145,500
US Oncology, Inc. 9.125%, due 08/15/17[2,8]	250,000	2,500
Vanguard Health Holding Co. II LLC/ Vanguard Holding Co. II, Inc. 8.000%, due 02/01/18[2]	325,000	308,750
		3,002,132
Health services—1.38%
AMGH Merger Sub, Inc. 9.250%, due 11/01/18[2,3]	300,000	297,750
ExamWorks Group, Inc. 9.000%, due 07/15/19[2,3]	750,000	669,375
Prospect Medical Holdings, Inc. 12.750%, due 07/15/14[2]	700,000	735,000
		1,702,125

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Hotels—0.70%
Felcor Lodging LP 6.750%, due 06/01/19[2]	335,000	$311,550
Hilton Worldwide, Inc. 4.957%, due 11/15/13[2,3,6]	250,000	240,632
Host Hotels & Resorts LP 6.000%, due 10/01/21[2,3]	55,000	55,275
9.000%, due 05/15/17[2]	235,000	257,913
		865,370
Household & leisure products—0.92%
ACCO Brands Corp. 10.625%, due 03/15/15[2]	600,000	664,500
Sealy Mattress Co. 10.875%, due 04/15/16[2,3]	436,000	475,240
		1,139,740
Investments & miscellaneous financial services—0.67%
Icahn Enterprises LP 8.000%, due 01/15/18[2]	275,000	280,500
Tomkins LLC/Tomkins, Inc. 9.000%, due 10/01/18[2,4]	508,000	548,640
		829,140
Leisure—1.98%
Diamond Resorts Corp. 12.000%, due 08/15/18[2]	1,600,000	1,516,000
Royal Caribbean Cruises Ltd. 7.500%, due 10/15/27	950,000	931,000
		2,447,000
Life insurance—1.31%
American General Institutional Capital A 7.570%, due 12/01/45[2,3]	1,000,000	930,000
Lincoln National Corp. 7.000%, due 05/17/66[2,6]	770,000	687,225
		1,617,225

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Machinery—0.84%
Case New Holland, Inc. 7.875%, due 12/01/17[2]	515,000	$563,925
The Manitowoc Co., Inc. 8.500%, due 11/01/20[2]	465,000	474,300
		1,038,225
Managed care—0.95%
Multiplan, Inc. 9.875%, due 09/01/18[2,3]	1,175,000	1,172,063
Media-broadcast—1.39%
Clear Channel Communications, Inc. 5.500%, due 09/15/14[2]	300,000	202,500
10.750%, due 08/01/16[2]	725,000	456,750
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 8.875%, due 04/15/17[2]	250,000	252,500
Sinclair Television Group 9.250%, due 11/01/17[2,3]	100,000	107,250
Univision Communications, Inc. 7.875%, due 11/01/20[2,3]	60,000	56,700
8.500%, due 05/15/21[2,3]	400,000	330,000
XM Satellite Radio, Inc. 13.000%, due 08/01/13[2,3]	275,000	310,750
		1,716,450
Media-cable—2.63%
Cablevision Systems Corp. 8.625%, due 09/15/17[2]	690,000	721,050
CSC Holdings LLC 8.625%, due 02/15/19[2]	200,000	223,000
DISH DBS Corp. 7.750%, due 05/31/15[2]	665,000	701,575
7.875%, due 09/01/19[2]	1,000,000	1,060,000
Virgin Media Finance PLC 9.500%, due 08/15/16[2]	500,000	547,500
		3,253,125

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Media-diversified—0.45%
Entravision Communications Corp. 8.750%, due 08/01/17[2]	575,000	$562,063
Media-services—1.43%
Nielsen Finance LLC/Nielsen Finance Co. 7.750%, due 10/15/18[2]	50,000	52,875
11.500%, due 05/01/16[2]	225,000	256,500
11.625%, due 02/01/14[2]	81,000	92,340
WMG Acquisition Corp. 9.500%, due 06/15/16[2]	1,300,000	1,365,000
		1,766,715
Medical products—0.78%
Biomet, Inc. 10.000%, due 10/15/17[2]	625,000	673,438
Grifols, Inc. 8.250%, due 02/01/18[2,3]	280,000	288,400
		961,838
Metals/mining excluding steel—4.03%
Consol Energy, Inc. 8.000%, due 04/01/17[2]	375,000	399,375
FMG Resources (August 2006) Pty Ltd. 7.000%, due 11/01/15[2,3]	575,000	556,313
Mirabela Nickel Ltd. 8.750%, due 04/15/18[2,3]	1,295,000	1,152,550
Murray Energy Corp. 10.250%, due 10/15/15[2,3]	1,165,000	1,150,437
Novelis, Inc. 8.375%, due 12/15/17[2]	400,000	416,000
Patriot Coal Corp. 8.250%, due 04/30/18[2]	200,000	190,000
Peabody Energy Corp. 7.375%, due 11/01/16[2]	350,000	378,875
Vedanta Resources PLC 8.250%, due 06/07/21[2,3]	400,000	322,000
9.500%, due 07/18/18[2,3]	475,000	422,750
		4,988,300

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Multi-line insurance—1.04%
American International Group, Inc. 6.250%, due 03/15/37[2]	375,000	$275,625
8.175%, due 05/15/58[2,6]	345,000	304,462
Glen Meadow Pass Through Trust 6.505%, due 02/12/67[2,3,6]	375,000	274,219
ING Capital Funding Trust III 3.969%, due 12/30/11[2,5,6]	600,000	429,106
		1,283,412
Oil field equipment & services—3.61%
CHC Helicopter SA 9.250%, due 10/15/20[2,3]	650,000	559,000
Cie Generale de Geophysique-Veritas 7.750%, due 05/15/17[2]	225,000	223,875
Expro Finance Luxembourg 8.500%, due 12/15/16[2,3]	1,465,000	1,259,900
Helix Energy Solutions Group, Inc. 9.500%, due 01/15/16[2,3]	730,000	759,200
Key Energy Services, Inc. 6.750%, due 03/01/21[2]	300,000	296,625
McJunkin Red Man Corp. 9.500%, due 12/15/16[2]	860,000	847,100
SESI LLC 7.125%, due 12/15/21[2,3]	165,000	167,887
Trinidad Drilling Ltd. 7.875%, due 01/15/19[2,3]	350,000	357,000
		4,470,587
Oil refining & marketing—0.45%
Tesoro Corp. 9.750%, due 06/01/19[2]	500,000	558,125
Packaging—4.05%
Ardagh Packaging Finance PLC 7.375%, due 10/15/17[2,3]	275,000	279,125
Berry Plastics Corp. 8.250%, due 11/15/15[2]	225,000	238,500
9.500%, due 05/15/18[2]	1,050,000	1,004,062

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Packaging—(concluded)
Graphic Packaging International, Inc. 7.875%, due 10/01/18[2]	185,000	$197,025
9.500%, due 06/15/17[2]	305,000	332,450
Owens-Brockway Glass Container, Inc. 7.375%, due 05/15/16[2]	985,000	1,063,800
Reynolds Group Issuer, Inc. 7.750%, due 10/15/16[2,3,4]	350,000	361,375
7.875%, due 08/15/19[2,3]	225,000	226,125
9.875%, due 08/15/19[2,3]	750,000	686,250
Sealed Air Corp. 8.375%, due 09/15/21[2,3]	585,000	624,488
		5,013,200
Personal & casualty—0.88%
Liberty Mutual Group, Inc. 10.750%, due 06/15/58[2,3,6]	520,000	626,600
XL Group PLC, Series E 6.500%, due 04/15/17[2,5,6]	590,000	457,250
		1,083,850
Pharmaceuticals—1.15%
ConvaTec Healthcare E SA 10.500%, due 12/15/18[2,3]	700,000	631,750
Mylan, Inc. 7.625%, due 07/15/17[2,3]	445,000	472,813
Warner Chilcott Co. LLC/ Warner Chilcott Finance LLC 7.750%, due 09/15/18[2]	330,000	322,575
		1,427,138
Printing & publishing—1.15%
Cengage Learning Acquisitions, Inc. 10.500%, due 01/15/15[2,3,4]	450,000	326,250
Gannett Co., Inc. 9.375%, due 11/15/17[2]	300,000	319,875
Harland Clarke Holdings 9.500%, due 05/15/15[2]	425,000	314,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Printing & publishing—(concluded)
The McClatchy Co. 11.500%, due 02/15/17[2]	500,000	$463,750
		1,424,375
Real estate development & management—0.37%
CB Richard Ellis Services, Inc. 11.625%, due 06/15/17[2]	400,000	457,000
Real estate investment trusts—1.58%
Developers Diversified Realty Corp. 9.625%, due 03/15/16[2]	600,000	690,550
DuPont Fabros Technology LP 8.500%, due 12/15/17[2]	1,200,000	1,266,000
		1,956,550
Restaurants—0.51%
Landry's Restaurants, Inc. 11.625%, due 12/01/15[2]	600,000	625,500
Software/services—3.66%
Ceridian Corp. 11.250%, due 11/15/15[2,4]	885,000	674,812
Eagle Parent, Inc. 8.625%, due 05/01/19[2,3]	75,000	69,563
First Data Corp. 9.875%, due 09/24/15[2]	525,000	474,812
11.250%, due 03/31/16[2]	700,000	570,500
MedAssets, Inc. 8.000%, due 11/15/18[2]	600,000	588,000
Sungard Data Systems, Inc. 10.250%, due 08/15/15[2]	1,700,000	1,751,000
Unisys Corp. 12.750%, due 10/15/14[2,3]	359,000	406,119
		4,534,806
Specialty retail—4.95%
Burlington Coat Factory Warehouse Corp. 10.000%, due 02/15/19[2,3]	925,000	890,313

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Specialty retail—(concluded)
Edcon Proprietary Ltd. 4.778%, due 06/15/14[6,9]	EUR	500,000	$507,247
Limited Brands, Inc. 7.600%, due 07/15/37[2]		450,000	441,000
Michaels Stores, Inc. 7.750%, due 11/01/18[2]		700,000	684,250
Petco Animal Supplies, Inc. 9.250%, due 12/01/18[2,3]		550,000	581,625
QVC, Inc. 7.500%, due 10/01/19[2,3]		875,000	929,687
Susser Holdings/Susser Finance Corp. 8.500%, due 05/15/16[2]		100,000	107,250
Toys R Us Property Co. II LLC 8.500%, due 12/01/17[2]		1,285,000	1,313,912
YCC Holdings LLC/Yankee Finance, Inc. 10.250%, due 02/15/16[2,7]		760,000	665,000
			6,120,284
Steel producers/products—2.97%
AK Steel Corp. 7.625%, due 05/15/20[2]		320,000	291,200
APERAM 7.750%, due 04/01/18[2,3]		225,000	192,375
Evraz Group SA 9.500%, due 04/24/18[2,3]		425,000	437,219
JMC Steel Group 8.250%, due 03/15/18[2,3]		200,000	188,000
Ryerson, Inc. 12.000%, due 11/01/15[2,4]		2,150,000	2,155,375
Severstal Columbus LLC 10.250%, due 02/15/18[2]		400,000	412,000
			3,676,169
Support-services—4.61%
Aramark Corp. 8.500%, due 02/01/15[2]		1,100,000	1,127,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Support-services—(concluded)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.750%, due 05/15/16[2,4]	250,000	$248,750
9.625%, due 03/15/18[2]	250,000	251,875
FTI Consulting, Inc. 6.750%, due 10/01/20[2]	175,000	176,531
Interactive Data Corp. 10.250%, due 08/01/18[2]	45,000	47,925
Iron Mountain, Inc. 8.000%, due 06/15/20[2]	150,000	153,750
8.375%, due 08/15/21[2]	525,000	551,250
Reliance Intermediate Holdings LP 9.500%, due 12/15/19[2,3]	700,000	742,000
The Geo Group, Inc. 7.750%, due 10/15/17[2]	500,000	526,250
The Hertz Corp. 7.375%, due 01/15/21[2]	500,000	495,000
United Rentals North America, Inc. 10.875%, due 06/15/16[2]	225,000	249,750
West Corp. 7.875%, due 01/15/19[2]	550,000	550,000
11.000%, due 10/15/16[2]	550,000	579,563
		5,700,144
Telecom-integrated/services—6.37%
Cincinnati Bell, Inc. 7.000%, due 02/15/15[2]	350,000	343,000
EH Holding Corp. 6.500%, due 06/15/19[2,3]	75,000	73,313
7.625%, due 06/15/21[2,3]	75,000	73,687
Equinix, Inc. 7.000%, due 07/15/21[2]	100,000	103,125
8.125%, due 03/01/18[2]	710,000	756,150

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Telecom-integrated/services—(concluded)
Frontier Communications Corp. 7.875%, due 04/15/15[2]	350,000	$347,375
8.250%, due 04/15/17[2]	485,000	472,269
8.500%, due 04/15/20[2]	120,000	114,000
9.000%, due 08/15/31[2]	570,000	501,600
Intelsat Jackson Holdings Ltd. 11.250%, due 06/15/16[2]	1,425,000	1,482,000
Intelsat Luxembourg Ltd. 11.250%, due 02/04/17[2]	775,000	713,000
Level 3 Financing, Inc. 9.250%, due 11/01/14[2]	720,000	733,500
10.000%, due 02/01/18[2]	410,000	420,250
PAETEC Holding Corp. 9.875%, due 12/01/18[2]	1,150,000	1,244,875
Windstream Corp. 8.125%, due 09/01/18[2]	500,000	510,000
		7,888,144
Telecom-wireless—4.60%
Clearwire Communications LLC/Finance 12.000%, due 12/01/15[2,3]	235,000	198,575
Cricket Communications, Inc. 7.750%, due 05/15/16[2]	525,000	523,687
Nextel Communications, Series D 7.375%, due 08/01/15[2]	675,000	594,000
Sprint Capital Corp. 6.875%, due 11/15/28[2]	175,000	122,063
8.750%, due 03/15/32[2]	705,000	548,137
Sprint Nextel Corp. 6.000%, due 12/01/16[2]	425,000	338,937
8.375%, due 08/15/17[2]	800,000	686,000
9.000%, due 11/15/18[2,3]	200,000	201,500
11.500%, due 11/15/21[2,3]	125,000	117,813
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, due 04/30/18[2,3]	300,000	300,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(concluded)
Telecom-wireless—(concluded)
VimpelCom Holdings BV 6.255%, due 03/01/17[2,3]	260,000	$236,340
7.504%, due 03/01/22[2,3]	610,000	529,175
Wind Acquisition Finance SA 11.750%, due 07/15/17[2,3]	1,500,000	1,293,750
		5,689,977
Telecommunications equipment—0.52%
CDW LLC/CDW Finance Corp. 12.535%, due 10/12/17[2]	650,000	643,500
Theaters & entertainment—0.58%
AMC Entertainment, Inc. 8.750%, due 06/01/19[2]	600,000	606,000
Production Resource Group, Inc. 8.875%, due 05/01/19[2,3]	125,000	110,625
		716,625
Transportation excluding air/rail—1.55%
CMA CGM SA 8.500%, due 04/15/17[2,3]	850,000	297,500
Marquette Transportation Co./Marquette Transportation Finance Corp. 10.875%, due 01/15/17[2]	500,000	490,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625%, due 11/01/17	960,000	729,600
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. 8.875%, due 11/01/17	415,000	402,550
		1,919,650
Total corporate bonds (cost—$160,171,812)		156,083,258

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Commercial mortgage-backed securities—0.65%
CWCapital COBALT, Series 2007-C3, Class AJ 6.010%, due 05/15/46[2,6]	525,000	$243,926
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class AM 6.005%, due 06/15/49[2,6]	700,000	566,879
Total commercial mortgage-backed securities (cost—$1,025,050)		810,805
	Number of shares/units
Common stocks*—0.04%
Energy-exploration & production—0.00%
Orion Refining Corp.[10,11]	1,253	0
Investments & miscellaneous financial services—0.00%
NCI Holdings, Inc.[10,11]	5,456	0
Media-cable—0.01%
Knology, Inc.[2]	693	9,875
Restaurants—0.00%
American Restaurant Group, Inc.[10,11]	129	0
Buffets Restaurants Holdings, Inc.[10,11]	8,602	0
		0
Telecom-wireless—0.03%
American Tower Corp., Class A2	636	37,524
Total common stocks (cost—$7,255,416)		47,399
Other equity security*—0.00%
Media-cable—0.00%
Adelphia Contingent Value Vehicle[10,11,12] (cost—$0)	2,000,000	0
	Number of Warrants
Warrants*—0.00%
Restaurants—0.00%
Buffets Restaurant Holdings, Inc., strike @ $22.71, expires 04/28/14[10,11] (cost—$0)	3,800	0

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Security description	Face amount[1]	Value
Repurchase agreement—3.45%
Repurchase agreement dated 11/30/11 with State Street Bank & Trust Co., 0.010% due 12/01/11, collateralized by $2,514,317 Federal Home Loan Mortgage Corp. obligations, 4.500% due 01/15/14, $485,043 US Treasury Bills zero coupon due 12/29/11 and $987,359 US Treasury Notes, 3.125% due 05/15/21; (value—$4,349,336); proceeds: $4,264,001 (cost—$4,264,000)	4,264,000	$4,264,000
Total investments (cost—$172,716,278)—130.27%		161,205,462
Liabilities in excess of other assets—(30.27)%		(37,454,745)
Net assets—100.00%		$123,750,717

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,931,941
Gross unrealized depreciation	(15,442,757)
Net unrealized depreciation	$(11,510,816)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 33.

*  Non-income producing security.

1 In US Dollars unless otherwise indicated.

2 Entire or partial amount pledged as collateral for bank loan.

3 Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 35.71% of net assets as of November 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4 Step bond that converts to the noted fixed rate at a designated future date.

5 Perpetual bond security. The maturity date reflects next call date.

6 Variable or floating rate security. The interest rate shown is the current rate as of November 30, 2011 and changes periodically.

7 Payment-in-kind security for which part of the income earned may be paid as additional principal.

8 Security called in full on February 16, 2011. Position represents remaining escrow balance expected to be received upon finalization of call premium.

9 Security exempt from Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. As of November 30, 2011, the value of this security amounted to 0.41% of net assets.

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

10 Illiquid securities representing 0.00% of net assets as of November 30, 2011.

11 Security is being fair valued by a valuation committee under the direction of the board of directors.

12 Represents contingent value vehicle ("CVV") obligations. The CVV obligations represent units in a trust that was formed pursuant to a Plan of Reorganization of Adelphia Communications Corporation to hold certain litigation claims against Adelphia's third party lenders, accountants, and other parties.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation
Goldman Sachs International	EUR	1,130,000	USD	1,527,030	12/28/11	$8,255

The following is a summary of the fair valuations according to the inputs used as of November 30, 2011 in valuing the Fund's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)[13]	Total
Corporate bonds	$—	$156,083,258	$—	$156,083,258
Commercial mortgage- backed securities	—	810,805	—	810,805
Common stocks	47,399	—	0	47,399
Other equity security	—	—	0	0
Warrants	—	—	0	0
Repurchase agreement	—	4,264,000	—	4,264,000
Forward foreign currency contracts	—	8,255	—	8,255
Total	$47,399	$161,166,318	$0	$161,213,717

At November 30, 2011, there were no transfers between Level 1 and Level 2.

13 Securities categorized as Level 3 have values of $0.

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

The following is a rollforward of the Fund's investments that were valued using unobservable inputs (Level 3) for the six months ended November 30, 2011:

	Common stocks	Other equity security	Warrants	Total
Beginning balance	$0	$0	$0	$0
Purchases	—	—	—	—
Sales	—	—	—	—
Accrued discounts/(premiums)	—	—	—	—
Net realized gain/(loss)	—	—	—	—
Net change in unrealized appreciation/depreciation	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$0	$0	$0	$0

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at November 30, 2011 was $0.

Portfolio acronyms:

MTN  Medium Term Note

OJSC  Open Joint Stock Company

Currency abbreviations:

EUR  Euro

USD  United States Dollar

Managed High Yield Plus Fund Inc.

Portfolio of investments—
November 30, 2011 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	85.7%
Luxembourg	4.1
Canada	2.0
Australia	1.1
United Kingdom	1.0
Brazil	1.0
Netherlands	0.8
Marshall Islands	0.7
Cayman Islands	0.7
Ireland	0.6
Liberia	0.6
Germany	0.4
Austria	0.3
France	0.3
South Africa	0.3
Puerto Rico	0.2
Jersey	0.2
Total	100.0%

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of assets and liabilities—
November 30, 2011 (unaudited)

Assets:
Investments in securities, at value (cost—$172,716,278)	$161,205,462
Cash	692
Foreign currency, at value (cost—$1,076,042)	1,089,665
Receivable for investments sold	505,477
Receivable for interest	3,857,390
Unrealized appreciation on forward foreign currency contracts	8,255
Receivable for foreign tax reclaims	6,538
Other assets	7,553
Total assets	166,681,032
Liabilities:
Payable for bank loan	42,500,000
Payable for investments purchased	165,000
Payable to investment manager and administrator	77,868
Payable for interest on bank loan	50,839
Payable for foreign withholding taxes	10,402
Accrued expenses and other liabilities	126,206
Total liabilities	42,930,315
Net assets:
Capital stock—$0.001 par value; 200,000,000 shares authorized; 62,065,408 shares issued and outstanding	$387,696,539
Accumulated undistributed net investment income	328,711
Accumulated net realized loss	(252,785,503)
Net unrealized depreciation	(11,489,030)
Net assets	$123,750,717
Net asset value per share	$1.99

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of operations

For the six months ended November 30, 2011 (unaudited)
Investment income:
Interest and other income (net of foreign withholding taxes of $10,402)	$7,330,077
Expenses:
Investment management and administration fees	601,949
Interest expense, loan commitment and other loan fees	346,667
Professional fees	66,344
Reports and notices to shareholders	48,457
Stock exchange listing fees	43,788
Custody and accounting fees	23,421
Directors' fees	9,692
Transfer agency fees	9,209
Insurance fees	1,660
Other expenses	10,606
1,161,793
Fee waivers by investment manager and administrator	(128,989)
Net expenses	1,032,804
Net investment income	6,297,273
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	(615,159)
Forward foreign currency contracts	89,141
Foreign currency transactions	(75,352)
Net realized loss	(601,370)
Net change in unrealized appreciation/depreciation of:
Investments	(15,069,851)
Forward foreign currency contracts	19,785
Other assets and liabilities denominated in foreign currency	12,638
Net change in unrealized appreciation/depreciation	(15,037,428)
Net realized and unrealized loss from investment activities	(15,638,798)
Net decrease in net assets resulting from operations	$(9,341,525)

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of changes in net assets

	For the six months ended November 30, 2011 (unaudited)	For the year ended May 31, 2011
From operations:
Net investment income	$6,297,273	$14,152,769
Net realized gain (loss)	(601,370)	3,558,876
Net change in unrealized appreciation/ depreciation	(15,037,428)	8,347,975
Net increase (decrease) in net assets resulting from operations	(9,341,525)	26,059,620
Dividends to shareholders from:
Net investment income	(6,815,913)	(14,739,919)
Capital stock transactions:
Proceeds from shares issued through dividends reinvested	377,984	896,977
Net increase (decrease) in net assets	(15,779,454)	12,216,678
Net assets:
Beginning of period	139,530,171	127,313,493
End of period	$123,750,717	$139,530,171
Accumulated undistributed net investment income	$328,711	$847,351

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of cash flows

For the six months ended November 30, 2011
Cash flows provided from (used for) operating activities:
Interest received	$7,648,150
Operating expenses paid	(669,356)
Purchase of short-term portfolio investments, net	(1,923,000)
Purchase of long-term portfolio investments	(40,709,478)
Sale of long-term portfolio investments	42,544,911
Proceeds on forward foreign currency exchange transactions, net	13,789
Net cash provided from operating activities	6,905,016
Cash flows provided from (used for) financing activities:
Dividends paid to shareholders	(6,437,929)
Interest paid on bank loan	(359,709)
Net cash used for financing activities	(6,797,638)
Effect of exchange rate on cash	12,638
Net increase in cash	120,016
Cash and foreign currency at beginning of the period	970,341
Cash and foreign currency at end of the period	$1,090,357
Reconciliation of net decrease in net assets resulting from operations to net cash provided from operating activities:
Net decrease in net assets resulting from operations	$(9,341,525)
Amortization of bond premium, net	74,736
Interest expense, loan commitment and other loan fees	346,667
Decrease in investments, at cost	1,018,069
Net change in unrealized appreciation/depreciation of investments	15,069,851
Net change in unrealized appreciation/depreciation of forward foreign currency contracts and other assets and liabilities denominated in foreign currency	(32,423)
Increase in receivable for investments sold	(505,477)
Decrease in receivable for interest	236,125
Increase in receivable for foreign tax reclaims	(3,190)
Decrease in other assets	45,447
Increase in payable for investments purchased	15,000
Decrease in payable to investment manager and administrator	(6,912)
Increase in payable for foreign withholding taxes	10,402
Decrease in accrued expenses and other liabilities	(21,754)
Net cash provided from operating activities	$6,905,016
Non-cash financing transactions:
Reinvestment of dividends	$377,984

See accompanying notes to financial statements

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Managed High Yield Plus Fund Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

Six months ended November 30,
2011 (unaudited)
Net asset value, beginning of period	$2.25
Net investment income[1]	0.10
Net realized and unrealized gains (losses)	(0.25)
Net increase (decrease) from operations	(0.15)
Dividends from net investment income	(0.11)
Net asset value, end of period	$1.99
Market value, end of period	$2.16
Total net asset value return[2]	(6.78)%
Total market price return[3]	(11.48)%
Ratios to average net assets:
Expenses before fee waivers by investment manager and administrator including interest expense, loan commitment and other fees	1.79%[4]
Expenses after fee waivers by investment manager and administrator including interest expense, loan commitment and other fees	1.59%[4]
Expenses after fee waivers by investment manager and administrator excluding interest expense, loan commitment and other fees	1.06%[4]
Net investment income	9.70%[4]
Supplemental data:
Net assets, end of period (000's)	$123,751
Portfolio turnover	25%
Asset coverage[5]	$3,912

1 Calculated using the average shares method.

2 Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Total net asset value return for the period of less than one year has not been annualized.

3 Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total market price return for the period of less than one year has not been annualized.

4 Annualized.

5 Per $1,000 of bank loans outstanding.

See accompanying notes to financial statements

	Years ended May 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$2.07	$1.70	$3.69	$4.91	$4.82
Net investment income[1]	0.23	0.24	0.31	0.48	0.53
Net realized and unrealized gains (losses)	0.19	0.35	(1.95)	(1.22)	0.06
Net increase (decrease) from operations	0.42	0.59	(1.64)	(0.74)	0.59
Dividends from net investment income	(0.24)	(0.22)	(0.35)	(0.48)	(0.50)
Net asset value, end of period	$2.25	$2.07	$1.70	$3.69	$4.91
Market value, end of period	$2.57	$2.06	$1.52	$3.60	$5.14
Total net asset value return[2]	21.12%	35.95%	(45.30)%	(15.41)%	12.93%
Total market price return[3]	38.87%	52.14%	(49.17)%	(21.02)%	19.13%
Ratios to average net assets:
Expenses before fee waivers by investment manager and administrator including interest expense, loan commitment and other fees	1.79%	2.11%	3.46%	3.79%	3.88%
Expenses after fee waivers by investment manager and administrator including interest expense, loan commitment and other fees	1.59%	1.95%	3.46%	3.79%	3.88%
Expenses after fee waivers by investment manager and administrator excluding interest expense, loan commitment and other fees	1.04%	1.13%	1.29%	1.25%	1.20%
Net investment income	10.44%	11.90%	14.24%	11.59%	10.88%
Supplemental data:
Net assets, end of period (000's)	$139,530	$127,313	$103,922	$225,898	$299,336
Portfolio turnover	64%	71%	37%	29%	46%
Asset coverage[5]	$4,283	$5,244	$4,712	$3,177	$3,205

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies

Managed High Yield Plus Fund Inc. (the "Fund") was incorporated in Maryland on April 24, 1998, and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end diversified management investment company. The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use official market closing prices, last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the New York Stock Exchange ("NYSE"), which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of Fund's Portfolio of investments.

In January 2010, FASB issued ASU No. 2010-06 "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"). ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which have been implemented for annual and interim periods beginning after December 15, 2010.

In May 2011, FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund's derivative exposure during the six months ended November 30, 2011 was limited to forward foreign currency contracts. Details of this disclosure can be found in the Portfolio of investments. Certain derivative contracts entered into by the Fund may contain credit risk related contingent

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers, if any, can be found in the Portfolio of investments. If the applicable credit risk related contingent features were triggered as of November 30, 2011, the Fund may be required to post collateral or may be required to terminate the contract and settle any amounts outstanding. The volume of forward foreign currency contracts that is presented in the Portfolio of investments is consistent with the derivative activity during the six months ended November 30, 2011.

Repurchase agreements

The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global AM.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Portfolio of investments.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date ("ex-date"). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation

The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts

The Fund may enter into forward foreign currency contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income, realize gains or manage its foreign currency exposure.

The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Credit risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts. The Fund is also exposed to foreign currency risk due to unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains or losses recognized by the Fund on contracts which have been sold or matured. Each of these components is reflected in the Statement of operations. Details of open forward contracts can be found in the Portfolio of investments. Net realized

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

foreign currency gain (loss) from forward foreign currency contracts is treated as capital gain (loss) for income tax purposes.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund's use of leverage creates greater volatility in the Fund's net asset value and market price of its shares.

Investment manager and administrator

The Board has approved an investment management and administration contract ("Management Contract") with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. UBS Global AM has voluntarily agreed to waive a portion of its management and administration fees so that the Fund's effective fee is 0.55% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage through July 31, 2012. At November 30, 2011, the Fund owed UBS Global AM $77,868 for investment management and administration fees, net of fee waivers. For the six months ended November 30, 2011, UBS Global AM

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

waived $128,989 of investment management and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the six months ended November 30, 2011, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $4,012,193. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Borrowings

The Fund has entered into a committed credit facility with State Street Bank and Trust Company (the "Facility") pursuant to which the Fund is able to borrow up to $60 million. Under the terms of the Facility, the Fund borrows at prevailing rates in effect at the time of borrowing plus facility fees. The Fund may borrow up to 33 1/3% of its adjusted net assets up to the committed amount. ("Adjusted net assets" is calculated as total assets minus total liabilities, excluding liabilities for borrowed money.) In addition, the Fund pays a commitment fee on the entire amount of the Facility.

During the six months ended November 30, 2011, the Fund borrowed a daily average balance of $41,516,393 at a weighted average borrowing cost of approximately 1.643%.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Purchases and sales of securities

For the six months ended November 30, 2011, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $40,724,478 and $43,028,748, respectively.

Capital stock

There are 200,000,000 shares of $0.001 par value capital stock authorized and 62,065,408 shares outstanding at November 30, 2011. Transactions in shares of common stock were as follows:

	Shares	Amount
For the six months ended November 30, 2011:
Shares issued through Dividend Reinvestment Plan	178,116	$377,984
For the year ended May 31, 2011:
Shares issued through Dividend Reinvestment Plan	404,160	$896,977

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. If the Fund does not distribute substantially all of its net investment income, net realized capital gains and certain other amounts, in any, during the calendar year, the Fund may be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended May 31, 2011 was as follows:

Distributions paid from:	2011
Ordinary income	$14,739,919

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund's fiscal year ending May 31, 2012.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

At May 31, 2011, the Fund had a net capital loss carryforward of $251,296,646. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows:

2012	$27,212,620
2013	13,297,624
2014	30,452,277
2015	15,905,876
2016	8,278,105
2017	43,873,331
2018	109,164,504
2019	3,112,309
Total	$251,296,646

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. Also, in accordance with US Treasury regulations, the Fund has elected to defer $518,650 of net realized capital losses arising after October 31, 2010. Such losses are treated for tax purposes as arising on June 1, 2011.

As of and during the six months ended November 30, 2011, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the six months ended November 30, 2011, the Fund did not incur any interest or penalties.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Each of the tax years in the four year period ended May 31, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Managed High Yield Plus Fund Inc.

General information (unaudited)

The Fund

Managed High Yield Plus Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund's investment manager and administrator is UBS Global Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder information

The Fund's NYSE trading symbol is "HYF." Net asset value and market price information as well as other information about the Fund is updated each business day on UBS Global AM's web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Shareholder meeting information

An annual meeting of shareholders of the Fund was held on September 15, 2011. At the meeting, the two nominees as Class II directors, namely Richard R. Burt and Meyer Feldberg, were elected to serve as board members for three year terms and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

To vote for or withhold authority in the election of:	Shares voted for:	Shares withhold authority:
Richard R. Burt	54,187,226	2,754,662
Meyer Feldberg	53,879,960	3,061,928

The following persons' terms of office as directors also continued after the annual meeting given that they are in other director classes: Richard Q. Armstrong, Alan S. Bernikow, Bernard H. Garil, Heather R. Higgins, and Barry M. Mandinach.

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that

Managed High Yield Plus Fund Inc.

General information (unaudited)

instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Dividend reinvestment plan

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

Managed High Yield Plus Fund Inc.

General information (unaudited)

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the

Managed High Yield Plus Fund Inc.

General information (unaudited)

participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten to fifteen business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund's net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be

Managed High Yield Plus Fund Inc.

General information (unaudited)

held by the transfer agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

Background—At a meeting of the board of Managed High Yield Plus Fund Inc. (the "Fund") on July 19-20, 2011, the members of the board, including the directors who are not "interested persons" of the Fund ("Independent Directors"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") of the Fund with UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM as well as the advisory and administrative arrangements for the Fund. The Independent Directors initially discussed the materials provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board evaluated the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Management and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund's compliance policies and procedures. The board noted that it received information at

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund's affairs and UBS Global AM's role in coordinating providers of other services to the Fund. The board's evaluation of the services provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund and had previously received information regarding the persons primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund's senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund's performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $152 billion in assets under management as of March 31, 2011 and was part of the UBS Global Asset Management Division, which had approximately $621 billion in assets under management worldwide as of March 31, 2011. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver/expense reimbursement arrangement in place for the Fund and considered the actual fee rate (after taking any waivers and/or reimbursements into account) (the "Actual Management Fee"). Additionally, the board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the "Expense Group").

In connection with its consideration of the Fund's management fees, the board also received information on UBS Global AM's standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund's Contractual Management Fee was in the second quintile and its Actual Management Fee and total expenses were in the first quintile in the Fund's Expense Group for the comparison periods utilized in the Lipper report. (The first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that 20% of the funds in the Expense

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

Group with the highest fees or expenses, as applicable.) Management also noted that UBS Global AM is voluntarily waiving, and offered to continue to waive through July 31, 2012, 15 basis points (i.e., 0.15%) of its management fee, making the Fund's effective Actual Management Fee, after this waiver, 0.55% of the Fund's average weekly total assets minus liabilities other than aggregate indebtedness constituting leverage through July 31, 2012.

In light of the foregoing, including the voluntary fee waiver, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Management and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2011 and (b) annualized performance information for each year in the ten-year period ended April 30, 2011. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund's performance, including with respect to its benchmark index.

The comparative Lipper information showed that the Fund's performance was in the third quintile for the one-year period and in the fifth quintile for the three-, five- and ten-year periods and since inception. (The first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance.) Management discussed the portfolio management strategy changes made to improve performance and noted the improved performance of the Fund for the one-year period ended April 30, 2011. Based on its review of the Fund and management's presentation, and under these relevant

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

circumstances, the board concluded that it would continue to closely monitor the Fund's performance over the upcoming year.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that the Fund's Contractual Management Fee did not contain any breakpoints. The board also noted that advisory agreements of closed-end funds frequently do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM did not expect to materially benefit from economies of scale.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement. In making its decision, the board identified no single factor as being determinative in approving the Investment Management and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers

Mark E. Carver President	Craig Ellinger Vice President

Mark F. Kemper Vice President and Secretary	Matthew Iannucci Vice President

Thomas Disbrow Vice President and Treasurer

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

©UBS 2012. All rights reserved. UBS Global Asset Management (Americas) Inc.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S142

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6.  Investments.

(a)          Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)         The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)          (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)          (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)          (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — The registrant has not engaged in such a solicitation during the period covered by this report.

(b)         Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 8, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	February 8, 2012